UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 3, 2003
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                                Fonix Corporation
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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         (State or other jurisdiction of incorporation or organization)


         0-23862                                   22-2994719
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  (Commission file number)             (I.R.S. Employer Identification No.)



   180 West Election Road, Suite 200
   Draper, Utah                                             84020
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  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (801) 553-6600



                               Not Applicable
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       (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS

Reverse Stock Split - Effectiveness and Terms

         Fonix Corporation, a leading provider of speech interface solutions, announced the 40-to-1 reverse split of its common stock will take effect at the commencement of trading on Friday, April 4, 2003. Beginning April 4, 2003 Fonix's common stock will trade under the symbol "FNIX."


Item 7. Financial Statements and Exhibits.

         (a)      Financial Statements of businesses acquired:

                  Not applicable.

         (b)      Pro Forma Financial Information

                  Not applicable.

         (c)      Exhibits

         Number     Description

         99         Press Release Relating to Terms of Reverse Stock
                    Split



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

                                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            Fonix Corporation



                                            By: /s/ Roger D. Dudley
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                                            Roger D. Dudley
                                            Executive Vice President and
                                            Chief Financial Officer

Date:   April 3, 2003